UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): December 12, 2014

Towerstream Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33449	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Silva Lane Middletown, RI	02842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2014, Towerstream Corporation (the “Company”) and Jeffrey M. Thompson, the Company’s Chief Executive Officer, entered into a Second Amendment (the “Second Amendment”) to that certain Employment Agreement dated and effective December 21, 2007 and that certain Amendment to the Employment Agreement dated December 8, 2011 and effective as of December 10, 2011. Pursuant to the Second Amendment, Mr. Thompson shall receive annual compensation of $475,000, effective as of November 18, 2014, and he was awarded a cash bonus of $175,000 for services he provided to the Company in 2014. Mr. Thompson shall be eligible to receive options to purchase up to 250,000 shares of common stock during the fiscal year ending December 31, 2015 and shall also be entitled to additional bonus compensation as determined from time to time by the Company’s Compensation Committee of the Board of Directors. The Second Amendment provides for customary clawback rights upon the occurrence of certain events.

The description of the Second Amendment contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to its complete text, which the Company intends to file with the Securities and Exchange Commission as an exhibit to its annual report on Form 10-K for the year ending December 31, 2014.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 12, 2014, at the Company’s annual meeting of stockholders , the Company’s stockholders approved (i) electing the five directors named by the Company (Philip Urso, Jeffrey M. Thompson, Howard L. Haronian, M.D., Paul Koehler, and William J. Bush) to hold office until the next annual meeting of stockholders, and (ii) the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 (the “Auditor Ratification”).

As of the record date for the meeting of October 15, 2014, 66,650,752 shares of common stock, constituting all of the outstanding capital stock of the Company, were issued and outstanding, of which a total of 60,690,796 shares were voted at the annual meeting. The vote for each proposal was as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
1. Election of five directors:
Philip Urso	27,730,541	2,463,310	160,747	30,336,198
Jeffrey M. Thompson	28,794,345	1,403,006	157,247	30,336,198
Howard L. Haronian, M.D.	27,638,486	2,553,965	162,147	30,336,198
Paul Koehler	28,508,803	1,315,667	530,128	30,336,198
William J. Bush	28,534,213	1,289,467	530,918	30,336,198
2. Auditor Ratification	59,334,322	473,597	882,877	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERSTREAM CORPORATION

Dated: December 18, 2014	By:	/s/ Joseph P. Hernon
Joseph P. Hernon
Chief Financial Officer